UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management

Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Alan Berkshire

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
June 30, 2018
Wanger USA
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger USA  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with the Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since November 2017
Service with the Fund since 2006
Average annual total returns (%) (for the period ended June 30, 2018)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	15.60	23.99	14.30	11.32	12.28
Russell 2000 Growth Index		9.70	21.86	13.65	11.24	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.04% is stated as of the Fund’s prospectus dated May 1, 2018, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Semiannual Report 2018	3

Fund at a Glance   (continued)
(Unaudited)
Top ten holdings (%) (at June 30, 2018)
First Busey Corp. Multi-bank holding company	1.6
Houlihan Lokey, Inc. Investment bank	1.6
HealthEquity, Inc. Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	1.6
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	1.5
Cabot Microelectronics Corp. Slurries used in chemical mechanical planarization	1.5
ICF International, Inc. Management, technology, policy consulting, and implementation services	1.5
Orion Engineered Carbons SA Global supplier of Carbon Black	1.5
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	1.4
iRhythm Technologies, Inc. Medical instruments	1.4
Extended Stay America, Inc. Hotels and motels	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2018)
Common Stocks	92.5
Limited Partnerships	0.5
Money Market Funds	4.4
Securities Lending Collateral	2.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2018)
Consumer Discretionary	17.6
Consumer Staples	5.0
Energy	1.5
Financials	14.4
Health Care	26.5
Industrials	10.1
Information Technology	18.1
Materials	2.9
Real Estate	3.4
Telecommunication Services	0.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Semiannual Report 2018

Manager Discussion of Fund Performance
(Unaudited)
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Wanger USA gained 15.60% for the six-month period ended June 30, 2018. The Fund significantly outperformed its benchmark, the Russell 2000 Growth Index, which returned 9.70% for the same period. Equity selection was the primary driver of relative performance. Sector weightings also benefited the Fund. Within the Russell 2000 Growth Index, information technology and heath care were the best performing sectors, gaining 17.9% and 17.0% respectively. The utilities sector lagged, losing 5.4% during the period.
The year began on a positive note, with the momentum of late 2017 carrying into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the federal tax overhaul enacted in December. The rally came up short in early February, however, after unexpectedly strong wage growth sparked fears that the U.S. Federal Reserve (the Fed) would feel compelled to speed up the pace of its interest rate increases. Stocks subsequently recovered as concerns regarding the Fed gradually abated, but the markets retreated once again in March in reaction to escalating rhetoric surrounding U.S. trade policy. Despite these fluctuations — which stood in marked contrast to the low volatility of 2017— broad-based U.S. stock indices closed only modestly lower for the first quarter of 2018.
As the second quarter progressed, market performance was supported by a combination of robust economic growth, strong first-quarter corporate profits and rising earnings estimates. These factors helped to offset a variety of possible headwinds, including the apparent launch of a global trade war, signs of a possible slowdown in growth overseas, and the Fed raising rates in June while signaling two more hikes by year end. For the six months ended June 30, 2018, the U.S. stock market, as gauged by the widely followed S&P 500 Index, posted a 2.65% return. Within the U.S. stock market, growth and small-cap stocks notably outperformed their value and large-cap counterparts, respectively, over the first half of 2018.
Overall equity selection was by far the largest contributor to the Fund’s performance during the six-month period, especially within the health care sector. Stock picks within information technology and materials also were additive, while selection within industrials detracted. While our investment approach focuses on adding value through equity selection versus making significant sector bets, sector weightings had a positive impact on the Fund’s relative performance during the six-month period. An underweight in the industrials sector contributed to returns while an underweight in the information technology sector and an overweight in the financials sector detracted.
In terms of individual positions, leading positive contributors included Alteryx, Agios Pharmaceuticals and Sientra. The Fund’s holdings in Alteryx, which provides unique software tools for managing and analyzing data derived from many disparate sources, posted solid gains during the first half of the year as demand for the company’s solutions continued to drive stronger-than-expected revenue growth. Shares of Agios Pharmaceuticals, an emerging biotechnology company with the best-in-class leukemia drugs Idhifa and Ivosidenib, rose during the period. Agios benefited from positive early feedback on Idhifa sales as well as favorable drug pipeline advancement. Sientra, a medical device company focused on aesthetics, posted gains following an FDA approval that facilitated the company’s re-entry into the lucrative breast implant market.
Detractors from performance during the period included holdings in Anika Therapeutics, WageWorks and Dave & Busters. Anika Therapeutics, which develops injections to manage knee osteoarthritis pain, suffered two significant setbacks during the period: a small product recall and later the failure of a critical phase III clinical trial for its next-generation injection, CINGAL. In the case of WageWorks, a leading administrator of tax-advantaged employee benefit programs, its shares traded down after the company surprisingly delayed the filing of a key financial report. WageWorks has subsequently made organizational changes to correct the issues, which had a relatively small impact on financial statements. WageWorks’ strategy, fundamental business and growth opportunities appear to be intact.

Wanger USA | Semiannual Report 2018	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Lastly, shares of Dave & Busters, a family-focused restaurant concept that offers a variety of entertainment including video gaming, retreated due to disappointing fourth-quarter results driven by a combination of challenging comparisons for gaming revenue, weather and competition.
U.S. trade policy disputes and interest rate concerns have been persistent sources of market volatility in 2018. In our view, higher volatility levels and the increased number of economic and market divergences that are occurring on a global scale have the potential to create attractive opportunities. We believe that an investment philosophy that favors higher quality, faster growing companies, as measured across return on invested capital, revenue and earnings growth, and superior debt ratios, can be particularly advantageous in this environment.
Columbia Wanger has specialized in investing in small- and mid-cap stocks since 1970. While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We are focused on investing the Fund in companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team creates and closely monitors a specific and unique investment thesis for every company in which the Fund invests. We will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in undervalued small- and mid-cap businesses.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Semiannual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include investment advisory fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2018 — June 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,156.00	1,020.04	5.27	4.94	0.98
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Semiannual Report 2018	7

Portfolio of Investments
June 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.5%
Issuer	Shares	Value ($)
Consumer Discretionary 16.4%
Auto Components 4.1%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	66,441	8,681,846
Dorman Products, Inc.(a) Automotive products and home hardware	118,714	8,109,353
LCI Industries Recreational vehicles and equipment	64,661	5,829,189
Tenneco, Inc. Emission control and ride control products and systems	181,895	7,996,104
Total		30,616,492
Distributors 0.7%
Pool Corp. Swimming pool supplies, equipment and leisure products	33,429	5,064,494
Diversified Consumer Services 2.0%
Adtalem Global Education, Inc.(a) Higher education institutions	183,785	8,840,059
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	57,433	5,888,031
Total		14,728,090
Hotels, Restaurants & Leisure 6.4%
Churchill Downs, Inc. Horse racing company, home of the Kentucky Derby	12,800	3,795,200
Dave & Buster’s Entertainment, Inc.(a) Venues that combine dining and entertainment for adults and families	228,142	10,859,559
Extended Stay America, Inc. Hotels and motels	466,094	10,072,291
Red Rock Resorts, Inc., Class A Casino & entertainment properties	201,344	6,745,024
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	154,519	10,122,540
Wingstop, Inc. Cooked-to-order chicken wings	112,885	5,883,566
Total		47,478,180
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.9%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	27,185	5,644,966
iRobot Corp.(a),(b) Manufactures robots for cleaning	108,173	8,196,268
Total		13,841,234
Leisure Products 1.3%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	82,501	5,319,664
MCBC Holdings, Inc.(a) Sport boats	142,242	4,117,906
Total		9,437,570
Total Consumer Discretionary		121,166,060
Consumer Staples 4.8%
Beverages 0.7%
MGP Ingredients, Inc. Distillery ingredients and products	55,405	4,920,518
Food & Staples Retailing 0.6%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	184,560	4,364,844
Food Products 0.7%
Hostess Brands, Inc.(a) Packaged baked sweet goods	388,486	5,283,410
Household Products 1.7%
Central Garden & Pet Co.(a) Lawn, garden & pet supply products	206,319	8,970,750
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	26,524	3,879,135
Total		12,849,885
Personal Products 1.1%
Inter Parfums, Inc. Fragrances and related products	145,158	7,765,953
Total Consumer Staples		35,184,610
Energy 1.5%
Energy Equipment & Services 0.6%
Core Laboratories NV(b) Reservoir description, production enhancement, and reservoir management services	32,112	4,052,855
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.9%
PDC Energy, Inc.(a) Petroleum products	111,637	6,748,457
Total Energy		10,801,312
Financials 13.8%
Banks 5.4%
First Busey Corp. Multi-bank holding company	352,350	11,176,542
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	107,871	6,170,221
Lakeland Financial Corp. Bank holding company	188,313	9,074,803
Sandy Spring Bancorp, Inc. Holding company for Sandy Spring Bank	163,851	6,719,530
Trico Bancshares Holding company for Tri Counties Bank	168,664	6,316,467
Total		39,457,563
Capital Markets 3.9%
Ares Management LP Asset management firm	344,600	7,133,220
Hamilton Lane, Inc., Class A Private market investment solutions	78,439	3,762,719
Houlihan Lokey, Inc. Investment bank	216,924	11,110,847
OM Asset Management Plc Asset management company	495,376	7,064,062
Total		29,070,848
Consumer Finance 1.9%
FirstCash, Inc. Owns and operates pawn stores	109,168	9,808,745
PRA Group, Inc.(a) Provides outsourced receivables management	107,500	4,144,125
Total		13,952,870
Thrifts & Mortgage Finance 2.6%
Merchants Bancorp Bank holding company	201,182	5,739,722
OceanFirst Financial Corp. New Jersey banks	244,423	7,322,913
Walker & Dunlop, Inc. Commercial real estate financial services	111,245	6,190,784
Total		19,253,419
Total Financials		101,734,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 25.4%
Biotechnology 8.1%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	55,839	4,703,319
Amicus Therapeutics, Inc.(a) Orally-administered, small molecule drugs to treat human genetic diseases	286,000	4,467,320
Clovis Oncology, Inc.(a) Pre-commercial Biotech Company	86,228	3,920,787
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	102,797	5,180,969
Kiniksa Pharmaceuticals Ltd., Class A(a) Clinical-stage biopharmaceutical company	399,531	6,931,863
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	45,998	9,529,406
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	21,207	3,678,990
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	332,683	6,869,904
Repligen Corp.(a) Supplier to Biopharma Industry	206,300	9,704,352
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	61,392	4,719,203
Total		59,706,113
Health Care Equipment & Supplies 8.9%
Atrion Corp. Medical products and components	8,932	5,353,841
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	126,561	6,359,690
Haemonetics Corp.(a) Automated blood processing systems	49,119	4,404,992
iRhythm Technologies, Inc.(a) Medical instruments	124,685	10,115,694
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	93,758	9,155,469
Orthofix International NV(a) Spine fixation and other orthopedic & spine solutions	93,318	5,302,329
Sientra, Inc.(a) Plastic surgery implantable devices	337,585	6,586,283

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2018	9

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	157,000	8,164,000
Tandem Diabetes Care, Inc.(a) Produces medical devices	232,031	5,109,323
Varex Imaging Corp.(a) X-ray imaging components	135,159	5,013,047
Total		65,564,668
Health Care Providers & Services 6.4%
Amedisys, Inc.(a) Provider of alternate-site health care services	114,287	9,766,967
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	169,386	9,926,020
Chemed Corp. Hospice and palliative care services	19,600	6,307,476
Encompass Health Corp. Inpatient rehabilitative healthcare services	56,545	3,829,227
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	145,956	10,961,295
Tivity Health, Inc.(a) Health fitness solutions	190,548	6,707,290
Total		47,498,275
Pharmaceuticals 2.0%
Optinose, Inc.(a) Health care services	270,906	7,579,950
Reata Pharmaceuticals, Inc., Class A(a),(b) Biopharmaceutical company	196,232	6,862,233
Total		14,442,183
Total Health Care		187,211,239
Industrials 9.7%
Building Products 0.7%
American Woodmark Corp.(a) Kitchen cabinets and vanities	58,593	5,364,189
Commercial Services & Supplies 2.9%
Brink’s Co. (The) Provides security services globally	51,879	4,137,350
Healthcare Services Group, Inc. Housekeeping, laundry, linen, facility maintenance, and food services	130,527	5,637,461
Knoll, Inc. Branded office furniture products and textiles	182,115	3,789,813
Unifirst Corp. Workplace uniforms and protective clothing	44,913	7,945,110
Total		21,509,734
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 1.3%
ESCO Technologies, Inc. Engineered products and solutions	106,469	6,143,261
Toro Co. (The) Turf equipment	52,903	3,187,406
Total		9,330,667
Professional Services 2.8%
Exponent, Inc. Science and engineering consulting firm	106,808	5,158,827
ICF International, Inc. Management, technology, policy consulting, and implementation services	145,882	10,364,916
Wageworks, Inc.(a) Tax-advantaged programs for consumer-directed health, commuter, and other employee spending account benefits	104,196	5,209,800
Total		20,733,543
Road & Rail 1.2%
Saia, Inc.(a) Trucking transportation	103,397	8,359,647
Trading Companies & Distributors 0.8%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	70,950	5,957,672
Total Industrials		71,255,452
Information Technology 17.4%
Electronic Equipment, Instruments & Components 2.3%
ePlus, Inc.(a) Provides IT hardware, software and services	106,643	10,035,106
II-VI, Inc.(a) Optical and optoelectronic devices	159,504	6,930,449
Total		16,965,555

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 4.5%
Alteryx, Inc., Class A(a),(b) Data storage, retrieval, management, reporting, and analytics solutions	184,302	7,032,964
Apptio, Inc., Class A(a) Cloud-based business management solutions	201,888	7,308,346
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	144,831	5,968,486
MINDBODY, Inc., Class A(a) Business management software	192,114	7,415,600
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	96,516	5,506,238
Total		33,231,634
IT Services 0.7%
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	96,334	4,999,735
Semiconductors & Semiconductor Equipment 5.8%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	136,403	7,923,650
Brooks Automation, Inc. Automation solutions for the global semiconductor and related industries	248,139	8,094,294
Cabot Microelectronics Corp. Slurries used in chemical mechanical planarization	97,454	10,482,152
Inphi Corp.(a),(b) Analog semiconductor solutions	160,222	5,224,840
Monolithic Power Systems, Inc. Power management solutions	33,275	4,447,869
Semtech Corp.(a) Analog and mixed-signal semiconductors	133,442	6,278,446
Total		42,451,251
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 4.1%
Blackline, Inc.(a) Develops and markets enterprise software	143,372	6,226,646
CyberArk Software Ltd.(a) IT security solutions	109,631	6,902,368
Qualys, Inc.(a) Information technology security risk and compliance management solutions	100,018	8,431,518
Zscaler, Inc.(a),(b) Cloud-based internet security platform	110,979	3,967,499
Zuora, Inc., Class A(a),(b) Develops cloud based software	172,717	4,697,902
Total		30,225,933
Total Information Technology		127,874,108
Materials 2.7%
Chemicals 2.7%
Orion Engineered Carbons SA Global supplier of Carbon Black	333,378	10,284,711
PolyOne Corp. International polymer services company	87,000	3,760,140
Quaker Chemical Corp. Custom-formulated chemical specialty products	39,525	6,121,237
Total		20,166,088
Total Materials		20,166,088
Real Estate 3.3%
Equity Real Estate Investment Trusts (REITS) 2.6%
CoreCivic, Inc. Detention and corrections services	214,518	5,124,835
Coresite Realty Corp. Develops, owns & operates data centers	53,813	5,963,557
UMH Properties, Inc. Real estate investment trust	519,198	7,969,689
Total		19,058,081
Real Estate Management & Development 0.7%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	69,142	5,234,049
Total Real Estate		24,292,130

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2018	11

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.5%
Wireless Telecommunication Services 0.5%
Boingo Wireless, Inc.(a) Mobile internet services	158,000	3,569,220
Total Telecommunication Services		3,569,220
Total Common Stocks (Cost: $523,885,306)		703,254,919

Limited Partnerships 0.5%

Consumer Discretionary 0.5%
Hotels, Restaurants & Leisure 0.5%
Cedar Fair LP Owns and operates amusement parks	54,200	3,415,142
Total Consumer Discretionary		3,415,142
Total Limited Partnerships (Cost: $3,582,097)		3,415,142

Securities Lending Collateral 2.7%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.810%(c),(d)	20,098,095	20,098,095
Total Securities Lending Collateral (Cost: $20,098,095)		20,098,095

Money Market Funds 4.5%

JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.713%(c)	33,325,254	33,325,254
Total Money Market Funds (Cost: $33,325,254)		33,325,254
Total Investments in Securities (Cost $580,890,752)		760,093,410
Obligation to Return Collateral for Securities Loaned		(20,098,095)
Other Assets & Liabilities, Net		(3,721,289)
Net Assets		$736,274,026

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $19,716,937.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2018.
(d)	Investment made with cash collateral received from securities lending activity.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	121,166,060	—	—	121,166,060
Consumer Staples	35,184,610	—	—	35,184,610
Energy	10,801,312	—	—	10,801,312
Financials	101,734,700	—	—	101,734,700
Health Care	187,211,239	—	—	187,211,239
Industrials	71,255,452	—	—	71,255,452
Information Technology	127,874,108	—	—	127,874,108
Materials	20,166,088	—	—	20,166,088
Real Estate	24,292,130	—	—	24,292,130
Telecommunication Services	3,569,220	—	—	3,569,220
Total Common Stocks	703,254,919	—	—	703,254,919
Limited Partnerships
Consumer Discretionary	3,415,142	—	—	3,415,142
Total Limited Partnerships	3,415,142	—	—	3,415,142
Securities Lending Collateral	20,098,095	—	—	20,098,095
Money Market Funds	33,325,254	—	—	33,325,254
Total Investments in Securities	760,093,410	—	—	760,093,410
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2018	13

Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $580,890,752)	$760,093,410
Receivable for:
Investments sold	3,980,817
Capital shares sold	203,727
Dividends	390,468
Securities lending income	21,476
Foreign tax reclaims	346
Prepaid expenses	5,248
Trustees’ deferred compensation plan	231,005
Total assets	764,926,497
Liabilities
Due upon return of securities on loan	20,098,095
Payable for:
Investments purchased	6,783,171
Capital shares purchased	1,434,867
Investment advisory fee	17,469
Administration fees	1,011
Trustees’ fees	1,476
Other expenses	85,377
Trustees’ deferred compensation plan	231,005
Total liabilities	28,652,471
Net assets applicable to outstanding capital stock	$736,274,026
Represented by
Paid in capital	498,021,615
Excess of distributions over net investment income	(39,592)
Accumulated net realized gain	59,089,345
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	179,202,658
Total - representing net assets applicable to outstanding capital stock	$736,274,026
Shares outstanding	30,285,434
Net asset value per share	24.31
* Value of securities on loan	19,716,937
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Semiannual Report 2018

Statement of Operations
Six Months Ended June 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,382,714
Income from securities lending — net	183,633
Foreign taxes withheld	(26,439)
Total income	3,539,908
Expenses:
Investment advisory fee	3,035,202
Service fees	275,914
Administration fees	175,473
Trustees’ fees	34,802
Custodian fees	4,848
Printing and postage fees	80,290
Audit fees	20,071
Legal fees	53,721
Compensation of chief compliance officer	1,084
Other	21,658
Total expenses	3,703,063
Fees waived by transfer agent	(275,914)
Total net expenses	3,427,149
Net investment income	112,759
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	60,533,296
Net realized gain	60,533,296
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	41,568,285
Net change in unrealized appreciation (depreciation)	41,568,285
Net realized and unrealized gain	102,101,581
Net increase in net assets resulting from operations	$102,214,340
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2018	15

Statement of Changes in Net Assets
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income (loss)	$112,759	$(528,477)
Net realized gain	60,533,296	163,958,845
Net change in unrealized appreciation (depreciation)	41,568,285	(42,319,867)
Net increase in net assets resulting from operations	102,214,340	121,110,501
Distributions to shareholders
Net realized gains	(161,321,944)	(108,009,366)
Total distributions to shareholders	(161,321,944)	(108,009,366)
Increase in net assets from capital stock activity	110,669,740	7,375,038
Total increase in net assets	51,562,136	20,476,173
Net assets at beginning of period	684,711,890	664,235,717
Net assets at end of period	$736,274,026	$684,711,890
Excess of distributions over net investment income	$(39,592)	$(152,351)

	Six Months Ended		Year Ended
	June 30, 2018 (Unaudited)		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	310,144	8,566,760	368,297	9,709,107
Distributions reinvested	6,497,058	161,321,944	4,399,567	108,009,366
Redemptions	(2,125,342)	(59,218,964)	(4,199,383)	(110,343,435)
Total net increase	4,681,860	110,669,740	568,481	7,375,038
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Semiannual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$26.74	$26.53	$31.75	$37.71	$41.13	$33.84
Income from investment operations:
Net investment income (loss)	0.00 (a)	(0.02)	(0.04)	(0.12)	(0.06)	(0.05)
Net realized and unrealized gain	4.31	4.81	3.56	0.45	1.70	10.79
Total from investment operations	4.31	4.79	3.52	0.33	1.64	10.74
Less distributions to shareholders from:
Net investment income	—	—	—	—	—	(0.06)
Net realized gains	(6.74)	(4.58)	(8.74)	(6.29)	(5.06)	(3.39)
Total distributions to shareholders	(6.74)	(4.58)	(8.74)	(6.29)	(5.06)	(3.45)
Net asset value, end of period	$24.31	$26.74	$26.53	$31.75	$37.71	$41.13
Total return	15.60% (b)	19.58% (b)	13.69%	(0.61)%	4.78%	33.75%
Ratios to average net assets
Total gross expenses(c)	1.06% (d)	1.03%	1.00%	1.01%	0.96%	0.96%
Total net expenses(c)	0.98% (d)	0.99%	1.00%	1.01%	0.96%	0.96%
Net investment income (loss)	0.03% (d)	(0.08)%	(0.16)%	(0.34)%	(0.15)%	(0.12)%
Supplemental data
Portfolio turnover	35%	96%	118%	45%	14%	15%
Net assets, end of period (in thousands)	$736,274	$684,712	$664,236	$692,605	$800,933	$912,143

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2018	17

Notes to Financial Statements
June 30, 2018 (Unaudited)
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
18	Wanger USA | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2018, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2018:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$19,716,937	$—	$—	$—	$19,716,937
Gross amount of recognized liabilities for securities lending (collateral received)					20,098,095
Amounts due to counterparty in the event of default					$381,158
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2018:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	20,098,095
Total Liabilities	20,098,095
Total Financial and Derivative Net Assets	(20,098,095)
Financial Instruments	19,716,937
Net Amount (a)	(381,158)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the six months ended June 30, 2018, the annualized effective investment advisory fee rate was 0.86% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2018, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Wanger USA | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2018 through June 30, 2019, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.04% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees. Prior to July 1, 2018, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.00% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
580,891,000	192,054,000	(12,852,000)	179,202,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
22	Wanger USA | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2018, were $241,471,766 and $315,411,261, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended June 30, 2018.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At June 30, 2018, two unaffiliated shareholders of record owned 33.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Wanger USA | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Wanger USA | Semiannual Report 2018

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger USA (the "Fund). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") made available relevant information with respect to matters within the realm of its oversight responsibilities.
The materials reviewed by the Contract Committee and the Trustees included, among other items: (i) information on the investment performance of the Fund relative to an independently selected peer group of funds and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the size, education, experience and resources of CWAM’s investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Fund; (iv) turnover of investment management personnel; (v) the portfolio manager compensation framework; (vi) the allocation of the Fund’s brokerage, and the use of "soft" commission dollars to pay for research products and services; (vii) CWAM’s risk management program; (viii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (ix) CWAM’s and its affiliates’ conflicts of interest.
At a meeting held on June 12, 2018, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Wanger USA | Semiannual Report 2018	25

Board Consideration and Approval of Advisory
Agreement  (continued)
Nature, quality and extent of services
The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM’s compliance record.
The Trustees took into account the changes made by CWAM in the past year to improve Fund performance. This included but was not limited to: the continued addition of more systematic and quantitative tools and risk-based analyses into the portfolio and construction management process; the significant reduction in the number of Fund holdings since 2015 and increased concentration of the portfolio in fewer high conviction names; and certain portfolio manager and analyst changes.
The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Trustees reviewed information comparing the Fund’s performance with that of its primary benchmark and with the performance of comparable peer funds as identified by Broadridge. The Trustees evaluated the performance and risk characteristics of the Fund over various time periods, including over the one-, three- and five-year periods ended December 31, 2017, which showed that the Fund had outperformed its Broadridge peer group median for the three-year period but had underperformed for the one- and five-year periods. Relative to the Fund’s primary benchmark, the Trustees determined that the Fund performed satisfactorily for the more recent periods relative to the Fund’s primary benchmark. They also considered data as of April 30, 2018 in order to evaluate CWAM’s progress in improving Fund performance, noting that the Fund’s returns were satisfactory verses peers and its primary benchmark.
The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Trustees considered that CWAM’s Chief Investment Officer and Director of Research (U.S.) had each reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge. The Trustees took into account that while the Fund’s net expenses and actual advisory fees paid were higher than the median of its Broadridge peer group, the Fund’s advisory fees were generally comparable to the advisory fees of Columbia Acorn USA, which is managed almost identically to Wanger USA, at the same asset levels.
26	Wanger USA | Semiannual Report 2018

Board Consideration and Approval of Advisory
Agreement  (continued)
The Trustees also reviewed the advisory fee rates charged by CWAM for managing another investment company as a sub-adviser that had investment strategies similar to the Fund, as detailed in materials provided to the Contract Committee by CWAM. The Trustees determined that the Fund’s advisory fees were somewhat higher than CWAM’s sub-advisory fees. The Trustees considered the information provided by CWAM regarding its performance of significant additional services for the Fund that it did not provide to sub-advisory clients, including administrative and fund accounting services, oversight of the Fund’s other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumed many legal and business risks that it did not assume in servicing many of its sub-advisory clients.
The Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM’s profitability in light of the resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Trustees determined that CWAM’s use of the Fund’s "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
Wanger USA | Semiannual Report 2018	27

Board Consideration and Approval of Advisory
Agreement  (continued)
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 12, 2018, the Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2019.
28	Wanger USA | Semiannual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger USA | Semiannual Report 2018	29

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Eric A. Feldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
P. Zachary Egan, President
Alan G. Berkshire, Vice President
Michael G. Clarke, Assistant Treasurer
David L. Frank, Vice President
Paul B. Goucher, Assistant Secretary
Tae Han (Simon) Kim, Vice President
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Ryan C. Larrenaga, Assistant Secretary
Matthew A. Litfin, Vice President
Satoshi Matsunaga, Vice President
Thomas P. McGuire, Chief Compliance Officer
Louis J. Mendes, Vice President
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Richard Watson, Vice President
Linda K. Roth-Wiszowaty, Secretary
Charles Young, Vice President
30	Wanger USA | Semiannual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger USA
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1470 AM (8/18)

SemiAnnual Report
June 30, 2018
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger Select  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Wanger Select (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Portfolio Manager since 2015
Service with Fund since 2002
Average annual total returns (%) (for the period ended June 30, 2018)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	6.33	20.50	13.56	8.94	10.88
Russell 2500 Growth Index		8.04	21.53	13.87	11.38	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.84% is stated in the Fund’s prospectus dated May 1, 2018, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Semiannual Report 2018	3

Fund at a Glance   (continued)
(Unaudited)
Top ten holdings (%) (at June 30, 2018)
Vail Resorts, Inc. Operates resorts globally	5.5
Masimo Corp. Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	5.5
VeriSign, Inc. Domain names and Internet security services	5.2
JB Hunt Transport Services, Inc. Logistics services	5.1
ANSYS, Inc. Software solutions for design analysis and optimization	5.1
CDW Corp. IT products and services	4.6
LCI Industries Recreational vehicles and equipment	4.6
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	4.5
Cavco Industries, Inc. Designs and manufactures systems-built structures	4.0
LKQ Corp. Automotive products and services	4.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2018)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2018)
Consumer Discretionary	20.6
Financials	15.6
Health Care	14.5
Industrials	16.5
Information Technology	24.5
Materials	3.3
Real Estate	5.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Semiannual Report 2018

Manager Discussion of Fund Performance
(Unaudited)
David L. Frank, CFA
Portfolio Manager
Wanger Select returned 6.33% for the six-month period that ended June 30, 2018. The Fund’s benchmark, the Russell 2500 Growth Index, returned 8.04% for the same period. The Fund’s relative performance was aided by issue selection in the financials, information technology and health care sectors, while selection in the consumer discretionary and industrials sectors detracted.
The year began on a positive note, with the momentum of late 2017 carrying into January 2018 amid strengthening economic growth, rising corporate earnings, and our continued optimism surrounding the tax reform package enacted in December. The rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth data sparked fears that the U.S. Federal Reserve (Fed) would feel compelled to speed up the pace of its interest rate increases. Stocks subsequently recovered as concerns about the Fed gradually abated, but the markets retreated once again in March in reaction to escalating rhetoric around U.S. trade policy. Despite these fluctuations — which stood in marked contrast to the low volatility of 2017— broad-based U.S. stock indexes closed only modestly lower for the first quarter of 2018.
As the second quarter progressed, market performance was supported by the combination of robust economic growth, strong first-quarter corporate profits and rising earnings estimates for the remainder of 2018. These factors helped offset a variety of possible headwinds, including the apparent launch of a global trade war, signs of a possible slowdown in growth overseas, and the Fed raising rates in June while signaling two more hikes by year-end. For the six months ended June 30, 2018, the U.S. stock market as gauged by the widely followed S&P 500 Index posted a positive return of 2.65%. Within the U.S. stock market, growth and small cap stocks notably outperformed their value and large cap counterparts, respectively, over the first half of 2018.
Overall, stock selection detracted from the Fund’s performance relative to the benchmark for the six months ended June 30, 2018. Picks within the consumer discretionary and industrials sectors lagged, while selection was notably positive within the health care, information technology, materials and financials sectors. Sector allocation detracted from relative performance, principally due to an underweight in information technology and an overweight in financials. An underweight in the materials sector aided performance.
In terms of individual positions, leading positive contributors included GoDaddy, Encompass Health and SVB Financial Group. GoDaddy is the leading provider of domain name registrations, which the company leverages to sell digital marketing solutions to its large base of customers. The stock rose during the period driven by strong earnings results, which demonstrated GoDaddy’s ability to maintain double-digit revenue growth with solid cash flow return on invested capital. After GoDaddy reported earnings, we took advantage of the surge in its share price to take profits by reducing the Fund’s position. Encompass Health is a leading provider of inpatient rehab, home health and hospice services primarily to Medicare patients. Consistent execution, steady market share gains and a stabilizing reimbursement environment led to greater investor appreciation of the business. Silicon Valley-based SVB Financial Group is the premier lender for venture-capital-backed starts ups. The bank has ridden the wave of higher funding for new technology companies, growing at over a 20% pace the past several quarters. It has also benefited from higher interest rates more than other banks due to a very high degree of variable rate loans and zero cost deposits.
The most significant detractors for the period included LCI Industries, LKQ Corp., and Natus Medical. Shares of LCI Industries, a components supplier to RV manufacturers, sold off sharply in the first quarter of 2018 due to two factors. Investors worried that higher steel and aluminum prices, partially due to proposed tariffs, would take time for the company to pass through to customers. There were also concerns that dealer inventories have grown too large. We believe that these materials and inventory issues will prove transitory as long as the middle-income U.S. consumer remains in a buying mode. LKQ sells alternative and specialty repair parts and accessories to the automotive industry. The company reported disappointing quarterly results driven by higher freight and labor costs as well as issues around ramping up a new, large distribution center. We view these issues as temporary and we

Wanger Select | Semiannual Report 2018	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
believe that LKQ is well positioned to benefit from increased usage of its lower cost alternative parts, as it consolidates certain regional markets. Natus Medical provides newborn, neurological and audiological diagnostic equipment to hospitals and clinics. Weakening growth across segments and poor operational execution has led to impaired earnings power that we believe is likely to persist. The Fund exited the position during the period.
U.S. trade policy disputes and interest rate concerns have been persistent sources of market volatility in 2018. In our view, the higher volatility and greater number of economic and market divergences that have occurred on a global scale may have the potential to create good opportunities for stock pickers. We believe an investment philosophy that favors higher quality, faster growing companies, as measured across metrics such as return on invested capital, revenue and earnings growth and superior debt ratios, can be particularly advantageous in this environment.
While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We are focused on investing the Fund in companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team creates and closely monitors a specific and unique investment thesis for each company in which the Fund invests. We will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in undervalued small- and mid-cap businesses.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Semiannual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2018 — June 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,063.30	1,021.19	3.86	3.78	0.75
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Semiannual Report 2018	7

Portfolio of Investments
June 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Consumer Discretionary 20.1%
Auto Components 4.5%
LCI Industries Recreational vehicles and equipment	68,891	6,210,524
Distributors 3.9%
LKQ Corp.(a) Automotive products and services	170,225	5,430,178
Hotels, Restaurants & Leisure 5.4%
Vail Resorts, Inc. Operates resorts globally	27,100	7,430,549
Household Durables 3.9%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	26,191	5,438,561
Media 2.4%
Liberty Global PLC, Class A(a) Broadband, distribution, and content companies	120,871	3,328,787
Total Consumer Discretionary		27,838,599
Financials 15.2%
Banks 3.9%
SVB Financial Group(a) Holding company for Silicon Valley Bank	18,786	5,424,645
Capital Markets 8.5%
Ares Management LP Asset management firm	133,343	2,760,200
Eaton Vance Corp. Creates, markets, and manages mutual funds	98,588	5,145,308
Lazard Ltd., Class A Corporate Advisory & Asset Management	77,222	3,776,928
Total		11,682,436
Consumer Finance 2.8%
FirstCash, Inc. Owns and operates pawn stores	43,694	3,925,906
Total Financials		21,032,987
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.2%
Biotechnology 4.1%
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	74,712	3,765,485
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	24,422	1,877,319
Total		5,642,804
Health Care Equipment & Supplies 6.2%
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	36,100	1,155,200
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	76,030	7,424,329
Total		8,579,529
Health Care Providers & Services 3.9%
Encompass Health Corp. Inpatient rehabilitative healthcare services	79,587	5,389,632
Total Health Care		19,611,965
Industrials 16.1%
Machinery 6.4%
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	31,723	4,073,550
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	67,083	4,717,277
Total		8,790,827
Professional Services 1.1%
Wageworks, Inc.(a) Tax-advantaged programs for consumer-directed health, commuter, and other employee spending account benefits	31,776	1,588,800
Road & Rail 5.0%
JB Hunt Transport Services, Inc. Logistics services	56,352	6,849,586
Trading Companies & Distributors 3.6%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	59,557	5,001,001
Total Industrials		22,230,214
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 23.9%
Electronic Equipment, Instruments & Components 6.1%
CDW Corp. IT products and services	77,514	6,262,356
Coherent, Inc.(a) Laser-based photonic products	14,031	2,194,729
Total		8,457,085
Internet Software & Services 12.0%
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	85,700	6,050,420
SPS Commerce, Inc.(a) On-demand supply chain management solutions through an online hosted software suite	46,363	3,406,754
VeriSign, Inc.(a) Domain names and Internet security services	51,360	7,057,891
Total		16,515,065
IT Services 0.9%
GreenSky, Inc., Class A(a) Technology company	56,456	1,194,044
Software 4.9%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	39,162	6,821,237
Total Information Technology		32,987,431
Materials 3.3%
Chemicals 3.3%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	40,555	4,504,038
Total Materials		4,504,038
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 4.9%
Equity Real Estate Investment Trusts (REITS) 4.9%
Coresite Realty Corp. Develops, owns & operates data centers	42,329	4,690,900
UMH Properties, Inc. Real estate investment trust	134,338	2,062,088
Total		6,752,988
Total Real Estate		6,752,988
Total Common Stocks (Cost: $99,734,357)		134,958,222

Money Market Funds 2.3%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.819%(b)	3,163,943	3,163,943
Total Money Market Funds (Cost: $3,163,943)		3,163,943
Total Investments in Securities (Cost $102,898,300)		138,122,165
Other Assets & Liabilities, Net		(22,508)
Net Assets		$138,099,657

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at June 30, 2018.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2018	9

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Fair value measurements  (continued)
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	27,838,599	—	—	27,838,599
Financials	21,032,987	—	—	21,032,987
Health Care	19,611,965	—	—	19,611,965
Industrials	22,230,214	—	—	22,230,214
Information Technology	32,987,431	—	—	32,987,431
Materials	4,504,038	—	—	4,504,038
Real Estate	6,752,988	—	—	6,752,988
Total Common Stocks	134,958,222	—	—	134,958,222
Money Market Funds	3,163,943	—	—	3,163,943
Total Investments in Securities	138,122,165	—	—	138,122,165
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Semiannual Report 2018

Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $102,898,300)	$138,122,165
Receivable for:
Investments sold	614,936
Capital shares sold	1,501
Dividends	103,333
Prepaid expenses	1,008
Total assets	138,842,943
Liabilities
Payable for:
Investments purchased	563,307
Capital shares purchased	83,274
Investment advisory fee	2,269
Administration fees	189
Trustees’ fees	45,548
Other expenses	48,699
Total liabilities	743,286
Net assets applicable to outstanding capital stock	$138,099,657
Represented by
Paid in capital	95,195,603
Undistributed net investment income	312,746
Accumulated net realized gain	7,367,443
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	35,223,865
Total - representing net assets applicable to outstanding capital stock	$138,099,657
Shares outstanding	6,955,554
Net asset value per share	19.85
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2018	11

Statement of Operations
Six Months Ended June 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$862,722
Income from securities lending — net	758
Total income	863,480
Expenses:
Investment advisory fee	553,933
Service fees	103,498
Administration fees	34,621
Trustees’ fees	7,449
Custodian fees	1,930
Printing and postage fees	23,052
Audit fees	14,666
Legal fees	10,819
Compensation of chief compliance officer	224
Other	10,212
Total expenses	760,404
Fees waived by transfer agent	(103,498)
Advisory fee waiver	(138,483)
Total net expenses	518,423
Net investment income	345,057
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,500,141
Net realized gain	7,500,141
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	660,115
Net change in unrealized appreciation (depreciation)	660,115
Net realized and unrealized gain	8,160,256
Net increase in net assets resulting from operations	$8,505,313
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Semiannual Report 2018

Statement of Changes in Net Assets
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$345,057	$247,316
Net realized gain	7,500,141	15,047,757
Net change in unrealized appreciation (depreciation)	660,115	15,936,463
Net increase in net assets resulting from operations	8,505,313	31,231,536
Distributions to shareholders
Net investment income	—	(229,911)
Net realized gains	(15,021,272)	(17,779,427)
Total distributions to shareholders	(15,021,272)	(18,009,338)
Increase in net assets from capital stock activity	3,402,643	2,491,048
Total increase (decrease) in net assets	(3,113,316)	15,713,246
Net assets at beginning of period	141,212,973	125,499,727
Net assets at end of period	$138,099,657	$141,212,973
Undistributed (excess of distributions over) net investment income	$312,746	$(32,311)

	Six Months Ended		Year Ended
	June 30, 2018 (Unaudited)		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	133,830	2,853,107	229,255	4,453,222
Distributions reinvested	727,070	15,021,272	990,881	18,009,338
Redemptions	(679,806)	(14,471,736)	(1,016,605)	(19,971,512)
Total net increase	181,094	3,402,643	203,531	2,491,048
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$20.84	$19.10	$24.18	$32.99	$36.41	$27.54
Income from investment operations:
Net investment income (loss)	0.05	0.04	0.03	(0.02)	(0.07)	(0.05)
Net realized and unrealized gain	1.36	4.62	2.48	0.69	1.07	9.46
Total from investment operations	1.41	4.66	2.51	0.67	1.00	9.41
Less distributions to shareholders from:
Net investment income	—	(0.03)	(0.03)	(0.00) (a)	—	(0.09)
Net realized gains	(2.40)	(2.89)	(7.56)	(9.48)	(4.42)	(0.45)
Total distributions to shareholders	(2.40)	(2.92)	(7.59)	(9.48)	(4.42)	(0.54)
Net asset value, end of period	$19.85	$20.84	$19.10	$24.18	$32.99	$36.41
Total return	6.33% (b)	26.67% (b)	13.31% (b)	0.26% (b)	3.17%	34.58%
Ratios to average net assets
Total gross expenses(c)	1.10% (d)	1.05%	0.93% (e)	0.98%	0.93% (f)	0.93%
Total net expenses(c)	0.75% (d)	0.77%	0.73% (e)	0.85%	0.93% (f)	0.93%
Net investment income (loss)	0.50% (d)	0.19%	0.17%	(0.06)%	(0.20)%	(0.15)%
Supplemental data
Portfolio turnover	33%	52%	93%	59%	18%	24%
Net assets, end of period (in thousands)	$138,100	$141,213	$125,500	$135,841	$191,647	$257,911

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Semiannual Report 2018

Notes to Financial Statements
June 30, 2018 (Unaudited)
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger Select | Semiannual Report 2018	15

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (CWAM) or the Investment Manager, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2018, is included in the Statement of Operations.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
16	Wanger Select | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2019, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from the Fund and CWAM.
Wanger Select | Semiannual Report 2018	17

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
For the six months ended June 30, 2018, the annualized effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2018, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2018 through June 30, 2019, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.07% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees. Prior to July 1, 2018, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.00% of the Fund’s average daily net assets.
18	Wanger Select | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2018, CWAM had contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed the annual rate of 1.35% of the Fund’s average daily net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
102,898,000	37,190,000	(1,966,000)	35,224,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2018, were $44,281,781 and $55,873,745, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended June 30, 2018.
Wanger Select | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Note 7. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Shareholder concentration risk
At June 30, 2018, two unaffiliated shareholders of record owned 89.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Wanger Select | Semiannual Report 2018

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger Select (the "Fund”). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") made available relevant information with respect to matters within the realm of its oversight responsibilities.
The materials reviewed by the Contract Committee and the Trustees included, among other items: (i) information on the investment performance of the Fund relative to an independently selected peer group of funds and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the size, education, experience and resources of CWAM’s investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Fund; (iv) turnover of investment management personnel; (v) the portfolio manager compensation framework; (vi) the allocation of the Fund’s brokerage, and the use of "soft" commission dollars to pay for research products and services; (vii) CWAM’s risk management program; (viii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (ix) CWAM’s and its affiliates’ conflicts of interest.
At a meeting held on June 12, 2018, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Wanger Select | Semiannual Report 2018	21

Board Consideration and Approval of Advisory
Agreement  (continued)
Nature, quality and extent of services
The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM’s compliance record.
The Trustees took into account the changes made by CWAM in the past year to improve Fund performance. This included but was not limited to: the continued addition of more systematic and quantitative tools and risk-based analyses into the portfolio and construction management process; the significant reduction in the number of Fund holdings since 2015 and increased concentration of the portfolio in fewer high conviction names; and certain analyst changes.
The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Trustees reviewed information comparing the Fund’s performance with that of its primary benchmark and with the performance of comparable peer funds as identified by Broadridge. The Trustees evaluated the performance and risk characteristics of the Fund over various time periods, which showed that the Fund had outperformed against its peer group median for the one-, three- and five-year periods ended December 31, 2017. They also considered more recent Fund performance. The Trustees took into account that for the one-year period ended April 30, 2018, the Fund had achieved above median peer performance and had outperformed its primary benchmark, which they believed indicated that CWAM’s performance remediation efforts, including the additional management resources provided to the Fund over the past two years, were having a positive impact.
The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Trustees considered that CWAM’s Chief Investment Officer and Director of Research (U.S.) had each reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge. The Trustees noted that the Fund’s net expenses were lower than the median of its Broadridge peer group, and that the actual advisory fees paid by the Fund were lower than its peer group median. The Trustees considered that the Fund’s advisory fees were generally comparable to Columbia Acorn Select’s advisory fees at the same asset levels.
22	Wanger Select | Semiannual Report 2018

Board Consideration and Approval of Advisory
Agreement  (continued)
The Trustees considered that CWAM did not manage other investment companies as a sub-adviser or other institutional separate accounts that had investment strategies similar to the Fund.
The Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM’s profitability in light of the resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Trustees also took into account the fee waivers/reimbursements and expense caps that CWAM had agreed to for Wanger Select for 2017, 2018 and 2019. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Trustees determined that CWAM’s use of the Fund’s "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 12, 2018, the Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2019.
Wanger Select | Semiannual Report 2018	23

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
24	Wanger Select | Semiannual Report 2018

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Eric A. Feldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
P. Zachary Egan, President
Alan G. Berkshire, Vice President
Michael G. Clarke, Assistant Treasurer
David L. Frank, Vice President
Paul B. Goucher, Assistant Secretary
Tae Han (Simon) Kim, Vice President
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Ryan C. Larrenaga, Assistant Secretary
Matthew A. Litfin, Vice President
Satoshi Matsunaga, Vice President
Thomas P. McGuire, Chief Compliance Officer
Louis J. Mendes, Vice President
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Richard Watson, Vice President
Linda K. Roth-Wiszowaty, Secretary
Charles Young, Vice President
Wanger Select | Semiannual Report 2018	25

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger Select
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1465 AM (8/18)

SemiAnnual Report
June 30, 2018
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger International  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Wanger International (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager since 2005
Service with Fund since 2001
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since December 2017
Service with Fund since 2011
Average annual total returns (%) (for the period ended June 30, 2018)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	-1.33	9.17	7.44	5.84	11.91
MSCI ACWI ex USA Small Cap Index (Net)		-2.94	10.57	8.98	5.77	-
MSCI ACWI ex USA Small Cap Growth Index (Net)		-0.84	13.67	9.73	5.40	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.15% is stated as of the Fund’s prospectus dated May 1, 2018, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging markets countries.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Semiannual Report 2018	3

Fund at a Glance   (continued)
(Unaudited)
Top ten holdings (%) (at June 30, 2018)
SimCorp AS (Denmark) Global provider of highly specialised software for the investment management industry	2.8
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	2.7
Brembo SpA (Italy) Braking systems and components	1.7
Unibet Group PLC (Malta) Online gambling services	1.7
WH Smith PLC (United Kingdom) Retails books, magazines, newspapers, and periodicals	1.7
Vitasoy International Holdings Ltd. (Hong Kong) Food and beverages	1.6
Rightmove PLC (United Kingdom) Website that lists properties across Britain	1.6
NagaCorp Ltd. (Cambodia) Leisure and tourism company	1.6
Atea ASA (Norway) Nordic and Baltic supplier of IT infrastructure	1.5
Hastings Group Holdings PLC (United Kingdom) General insurance services to the automobile and home insurance products	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at June 30, 2018)
Consumer Discretionary	22.0
Consumer Staples	6.9
Energy	1.2
Financials	11.5
Health Care	5.7
Industrials	25.1
Information Technology	20.6
Materials	2.0
Real Estate	4.0
Telecommunication Services	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at June 30, 2018)
Australia	2.0
Belgium	0.7
Brazil	0.6
Cambodia	1.5
Canada	4.3
Cayman Islands	3.1
China	0.8
Denmark	2.7
Finland	0.7
France	1.3
Germany	8.7
Hong Kong	2.6
India	2.0
Indonesia	1.0
Ireland	1.1
Italy	2.9
Japan	21.3
Malta	1.7
Mexico	0.5
Netherlands	1.2
New Zealand	1.3
Norway	2.0
Poland	0.4
Russian Federation	0.8
Singapore	0.9
South Africa	1.9
South Korea	4.3
Spain	0.8
Sweden	3.1
Switzerland	2.9
Taiwan	3.1
Thailand	1.3
Turkey	0.4
United Kingdom	12.9
United States(a)	3.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Wanger International | Semiannual Report 2018

Manager Discussion of Fund Performance
(Unaudited)
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Wanger International returned -1.33% in the six-month period ended June 30, 2018, outperforming its benchmark, the MSCI ACWI ex USA Small Cap Index (Net), which returned -2.94% for the same time period.
International small-cap stocks finished the first half of the year with a roughly flat return. The foreign markets, in general, experienced headwinds from the combination of weaker-than-expected growth, uncertainty regarding U.S. trade policy, and the shift toward tighter monetary policy by the world’s central banks. Political disruptions, including the ongoing Brexit negotiations and renewed worries about Italy’s elevated government debt, also weighed on sentiment. Returns for U.S.-based investors were further pressured by the adverse impact of currency translation, as the euro, Japanese yen, and other major foreign currencies declined in value relative to the U.S. dollar. Despite these issues, small-cap stocks performed reasonably well and exceeded the returns of their large-cap counterparts.
In this challenging environment, the Fund outpaced its benchmark on the strength of our individual stock selection. The Fund’s holdings outperformed the corresponding benchmark components by a comfortable margin in the information technology, industrials and consumer staples sectors, and to a lesser extent in the health care sector. Our relative strength in these areas was offset by our weaker showing in the consumer discretionary, financials and energy sectors.
Top individual contributors included SimCorp (Denmark), Nemetschek SE (Germany) and 51job Inc (China). SimCorp, a Denmark-based provider of specialized software for the investment management industry, contributed to the Fund’s healthy showing in information technology, reporting higher earnings, rising profit margins, and a dividend increase, which boosted its shares. Nemetschek, a provider of design software used in large building and infrastructure construction, generated strong growth in the license sales for one of its key products. We maintained the the Fund’s investment on the belief that the company is positioned to benefit from increasing penetration in a variety of businesses. The Chinese online recruiting services firm 51job also posted a gain despite the poor showing for China’s stock market, as investors responded favorably after the company reported revenues that came in well above expectations.
Detractors from the Fund’s performance during the period included financials company Deutsche Beteiligungs AG (Germany), insurance company Hastings Group Holdings Plc (United Kingdom) and retailer WH Smith PLC (United Kingdom). Deutsche Beteiligungs is a leading German mid-market private equity firm. After a strong 2017 marked by several impressive exits, the company became cautious earlier in 2018 on the sustainability of the present favorable exit environment, citing volatility in public market valuations. It also flagged slower than expected progress in operational improvement within individual portfolio companies. Despite this near-term disruption, Deutsche Beteiligungs has an impressive acquisition and development track record, and we believed the longer term value proposition remained intact. Hastings is a UK motor insurance company operating only through price comparison websites. We believe that this insurer has a very large competitive advantage in gathering, analyzing and pricing motor insurance and will keep growing its market share. Multi-car households and home are also large venues for growth. After four years of positive pricing cycle, we started to see a decline in the average premium in the first half of the year. Motor insurers all reacted poorly to this negative pricing trends. We believed the growth prospects were unchanged and the valuation very appealing at 10% dividend yield. WH Smith, a stationary and book retailer in the UK, had a great performance in 2017, driven by strong growth in its travel division — especially in airports where WH Smith has systematically outperformed the sales density of the incumbents, translating in higher rent for the landlords. However, worries about the UK customers and lower traffic on the High Street has impacted the stock in the first half of the year.

Wanger International | Semiannual Report 2018	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
At the close of the period, our bottom-up process translated to overweight positions in the industrials, consumer discretionary, and information technology sectors. Conversely, the Fund’s most sizable underweights were in materials, real estate and utilities. The Fund was also underweight in the energy sector, where the performance of individual stocks is tied more to the direction of commodity prices than organic, bottom-up growth trends.
We believe the global economy remains on a solid footing. However, the divergences in economic trends in the first half of the year represented a departure from the synchronized global growth that helped support equities in 2017. Given the ongoing strength in corporate revenues and bottom-line earnings, we view these divergences — and the associated market volatility — as a source of opportunity for individual stock selection.
Columbia Wanger has specialized in investing in small- and mid-cap stocks since 1970. While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We are focused on investing the Fund in companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team creates and closely monitors a specific and unique investment thesis for every company in which the Fund invests. We will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in undervalued small- and mid-cap businesses.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger International | Semiannual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2018 — June 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	986.70	1,019.40	5.50	5.59	1.11
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger International | Semiannual Report 2018	7

Portfolio of Investments
June 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 2.0%
carsales.com Ltd. Automotive & related industry websites	473,353	5,291,089
DuluxGroup Ltd. Manufactures and supplies paints and other surface coatings	491,000	2,776,320
National Storage REIT Owns self storage facilities	2,367,000	2,881,912
Total		10,949,321
Belgium 0.7%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	39,423	3,649,649
Brazil 0.6%
Odontoprev SA Dental benefits company	937,200	3,191,909
Cambodia 1.5%
NagaCorp Ltd. Leisure and tourism company	9,118,000	8,269,550
Canada 4.3%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	132,266	5,569,730
CAE, Inc. Training solutions based on simulation technology and integrated training services	350,871	7,288,850
CES Energy Solutions Corp. Oil and natural gas industry	642,000	2,192,660
ShawCor Ltd. Energy services company	231,817	4,500,034
Winpak Ltd. Packaging materials and machines for the protection of perishables	106,070	3,550,055
Total		23,101,329
Common Stocks (continued)
Issuer	Shares	Value ($)
Cayman Islands 3.1%
Gourmet Master Co., Ltd. Coffee & bakery cafes	402,960	3,893,101
Parade Technologies Ltd. Fabless semiconductor company	237,000	3,964,226
Silicon Motion Technology Corp., ADR Semiconductor products	77,269	4,086,757
Xiabuxiabu Catering Management China Holdings Co., Ltd. Chain of restaurants in China	2,187,500	4,776,776
Total		16,720,860
China 0.8%
51job, Inc., ADR(a) Integrated human resource services	19,005	1,855,648
China Medical System Holdings Ltd. Pharmaceutical and medical products	1,167,000	2,324,486
Total		4,180,134
Denmark 2.7%
SimCorp AS Global provider of highly specialised software for the investment management industry	180,521	14,579,964
Finland 0.8%
Ahlstrom-Munksjo Oyj Industrial paper	224,115	4,042,475
France 1.3%
Akka Technologies High-technology engineering consulting services	66,764	4,763,232
Elior Group SA Provides catering, cleaning, and facility management services	158,438	2,283,564
Total		7,046,796
Germany 8.8%
AURELIUS Equity Opportunities SE & Co. KGaA Loans to distressed companies	83,582	4,947,079
CTS Eventim AG & Co. KGaA Online ticket sales	120,709	5,926,536
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	139,308	5,515,731
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	117,822	14,121,748
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger International | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Norma Group SE Plastic and metal-based components and systems in connecting technology	65,839	4,498,344
Stroeer SE & Co. KGaA Digital multi-channel media company	77,888	4,702,479
Vapiano SE(a) Chain of restaurants	234,276	5,530,266
Varta AG(a) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	68,784	1,865,169
Total		47,107,352
Hong Kong 2.6%
ASM Pacific Technology Ltd. Machines, tools & materials used in the semiconductor industry	243,900	3,074,000
Value Partners Group Ltd. Independent, value oriented asset management group	3,049,000	2,397,401
Vitasoy International Holdings Ltd. Food and beverages	2,724,000	8,703,751
Total		14,175,152
India 2.0%
Care Ratings Ltd. Credit rating services	294,494	5,392,200
GRUH Finance Ltd. Provides a range of home loans as well as insurance products	1,183,856	5,260,734
Total		10,652,934
Indonesia 1.0%
PT Link Net Tbk High-speed internet connection through fiber optic lines	9,028,300	2,767,760
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	7,299,900	2,541,053
Total		5,308,813
Ireland 1.1%
UDG Healthcare PLC Commercialisation solutions for health care companies	553,820	6,018,548
Italy 2.9%
Brembo SpA Braking systems and components	675,554	9,111,039
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	75,600	6,559,910
Total		15,670,949
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 21.3%
Aeon Credit Service Co., Ltd. Credit card company	194,000	4,134,922
Aeon Mall Co., Ltd. Large-scale shopping malls	306,700	5,501,906
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	167,400	5,868,834
Amano Corp. Electronic time recorders and information systems	138,500	3,271,592
Asahi Intecc Co., Ltd. Manufactures medical tools and stainless wire rope	163,600	6,176,895
Azbil Corp. Provides measurement and control technologies	57,000	2,480,149
cocokara fine, Inc. Drug chain stores	98,700	6,068,516
Daiseki Co., Ltd. Waste Disposal & Recycling	175,100	5,133,688
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	203,400	7,311,791
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	153,700	4,294,509
Istyle, Inc. Cosmetics Review Portal & Retailer	270,800	2,971,524
KH Neochem Co., Ltd. Manufactures and sells petroleum chemical products	3,500	105,899
LIXIL VIVA Corp. Operates home center chain stores and retails home improvement products	161,000	2,496,582
Mandom Corp. Cosmetic products for men and women	170,600	5,305,849
Milbon Co., Ltd. Hair Products for Salons	68,400	3,063,036
Miura Co., Ltd. Industrial boilers and related equipment	135,300	3,283,035
MonotaRO Co., Ltd Machine tools, engine parts, and factory consumable goods	69,800	3,083,460
Nabtesco Corp. Aircraft and hydraulic products	80,200	2,464,137
Nakanishi, Inc. Dental Tools & Machinery	275,200	6,242,430
OSG Corp. Manufactures machine tool equipment	151,600	3,118,205
Otsuka Corp. Computer information system and software	63,000	2,466,283

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2018	9

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Persol Holdings Co., Ltd. Human resource solutions	115,300	2,567,777
Seiren Co., Ltd. Advertising services	383,000	5,958,732
Seria Co., Ltd. Operates 100 yen chain stores	152,900	7,327,652
Sohgo Security Services Co., Ltd. Around the clock security services	73,000	3,434,480
TechnoPro Holdings, Inc. Medical & electronic design and IT & software development	73,100	4,488,702
Ushio, Inc. Lamps and optical equipment	476,100	6,046,325
Total		114,666,910
Malta 1.7%
Unibet Group PLC Online gambling services	715,872	8,968,276
Mexico 0.5%
Grupo Aeroportuario del Sureste SAB de CV, ADR(b) Operates airports in Mexico	17,015	2,708,107
Netherlands 1.2%
Aalberts Industries NV Industrial services and flow control systems	139,338	6,656,242
New Zealand 1.4%
Restaurant Brands New Zealand Ltd. Fast food restaurant chains	1,370,685	7,239,340
Norway 2.0%
Atea ASA Nordic and Baltic supplier of IT infrastructure	546,167	7,865,359
XXL ASA(b) Multi-sports retail store	332,894	2,690,981
Total		10,556,340
Poland 0.5%
KRUK SA Debt collection services	45,550	2,427,439
Russian Federation 0.8%
TCS Group Holding PLC, GDR Online retail financial services	197,259	4,083,261
Singapore 0.9%
Mapletree Commercial Trust Singapore-focused real estate investment trust	4,219,407	4,862,045
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 1.9%
Clicks Group Ltd. Owns and operates chains of retail stores	179,746	2,566,488
Famous Brands Ltd.(a) Food and beverage company	433,255	3,581,762
PSG Group Ltd. Diversified financial services	272,568	4,287,569
Total		10,435,819
South Korea 4.3%
CJ Logistics Corp.(a) Logistics services	32,958	4,970,459
GS Retail Co., Ltd. Chain of retail stores	83,291	3,286,809
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	71,532	6,539,432
Korea Investment Holdings Co., Ltd. Financial holding company	58,220	4,389,765
Modetour Network, Inc. Travel services	161,582	3,940,841
Total		23,127,306
Spain 0.8%
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	685,661	4,466,566
Sweden 3.1%
AddTech AB, Class B High-tech industrial components and systems	120,400	2,654,624
Byggmax Group AB Discount provider of building materials	652,246	2,835,072
NetEnt AB Develops and markets computer gaming software	784,997	4,169,608
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	307,991	7,251,027
Total		16,910,331

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 2.9%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	572	2,489,468
Bossard Holding AG, Class A, Registered Shares Fastening devices, industrial adhesives & tools	27,727	5,139,989
Inficon Holding AG Vacuum instruments used to monitor and control production processes	9,840	5,001,775
Kardex AG Storage, warehouse and materials handling systems	21,293	2,946,453
Total		15,577,685
Taiwan 3.1%
Basso Industry Corp. Pneumatic nailers and staplers	1,862,000	3,969,884
Silergy Corp. High performance analog integrated circuits	229,000	5,564,546
Sinbon Electronics Co., Ltd. Cable, connectors & modems	981,000	2,677,240
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	260,395	4,446,274
Total		16,657,944
Thailand 1.3%
Beauty Community PCL Cosmetic and beauty products	6,344,000	2,332,794
Muangthai Leasing PCL, Foreign Registered Shares Commercial lending company	1,299,500	1,295,031
Tisco Financial Group PCL Bank holding company	1,305,600	3,307,159
Total		6,934,984
Turkey 0.4%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	217,994	1,995,892
United Kingdom 12.9%
Ascential PLC Media and consultancy services	1,286,925	7,660,928
Assura PLC Primary healthcare property group	6,121,522	4,649,501
Big Yellow Group PLC Self-storage company	266,407	3,339,578
Domino’s Pizza Group PLC Pizza delivery stores	859,955	3,924,775
Common Stocks (continued)
Issuer	Shares	Value ($)
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	371,552	6,690,279
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	2,324,929	7,790,946
Intermediate Capital Group PLC Private equity firm	374,073	5,419,161
Polypipe Group PLC Plastic piping systems	1,086,763	5,506,705
Rightmove PLC Website that lists properties across Britain	120,649	8,433,664
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	82,749	7,096,026
WH Smith PLC Retails books, magazines, newspapers, and periodicals	334,071	8,793,442
Total		69,305,005
United States 1.1%
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	78,887	6,064,044
Total Common Stocks (Cost: $409,510,310)		528,309,271

Securities Lending Collateral 0.6%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.810%(c),(d)	2,839,250	2,839,250
Total Securities Lending Collateral (Cost: $2,839,250)		2,839,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2018	11

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Money Market Funds 1.5%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.713%(c)	142,916	142,916
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.819%(c)	7,975,018	7,975,018
Total Money Market Funds (Cost: $8,117,934)		8,117,934
Total Investments in Securities (Cost: $420,467,494)		539,266,455
Obligation to Return Collateral for Securities Loaned		(2,839,250)
Other Assets & Liabilities, Net		863,428
Net Assets		$537,290,633
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $2,770,527.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2018.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Semiannual Report 2018

Portfolio of Investments  (continued)
June 30, 2018 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	10,949,321	—	10,949,321
Belgium	—	3,649,649	—	3,649,649
Brazil	3,191,909	—	—	3,191,909
Cambodia	—	8,269,550	—	8,269,550
Canada	23,101,329	—	—	23,101,329
Cayman Islands	4,086,757	12,634,103	—	16,720,860
China	1,855,648	2,324,486	—	4,180,134
Denmark	—	14,579,964	—	14,579,964
Finland	—	4,042,475	—	4,042,475
France	—	7,046,796	—	7,046,796
Germany	—	47,107,352	—	47,107,352
Hong Kong	—	14,175,152	—	14,175,152
India	—	10,652,934	—	10,652,934
Indonesia	—	5,308,813	—	5,308,813
Ireland	—	6,018,548	—	6,018,548
Italy	—	15,670,949	—	15,670,949
Japan	—	114,666,910	—	114,666,910
Malta	—	8,968,276	—	8,968,276
Mexico	2,708,107	—	—	2,708,107
Netherlands	—	6,656,242	—	6,656,242
New Zealand	—	7,239,340	—	7,239,340
Norway	—	10,556,340	—	10,556,340
Poland	—	2,427,439	—	2,427,439
Russian Federation	—	4,083,261	—	4,083,261
Singapore	—	4,862,045	—	4,862,045
South Africa	—	10,435,819	—	10,435,819
South Korea	—	23,127,306	—	23,127,306
Spain	—	4,466,566	—	4,466,566
Sweden	—	16,910,331	—	16,910,331
Switzerland	—	15,577,685	—	15,577,685
Taiwan	—	16,657,944	—	16,657,944
Thailand	—	6,934,984	—	6,934,984
Turkey	—	1,995,892	—	1,995,892
United Kingdom	—	69,305,005	—	69,305,005
United States	6,064,044	—	—	6,064,044
Total Common Stocks	41,007,794	487,301,477	—	528,309,271
Securities Lending Collateral	2,839,250	—	—	2,839,250
Money Market Funds	8,117,934	—	—	8,117,934
Total Investments in Securities	51,964,978	487,301,477	—	539,266,455
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2018	13

Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $420,467,494)	$539,266,455
Foreign currency (cost $155,359)	155,381
Receivable for:
Investments sold	415,550
Capital shares sold	137,386
Dividends	683,411
Securities lending income	9,923
Foreign tax reclaims	514,093
Prepaid expenses	4,253
Trustees’ deferred compensation plan	234,740
Total assets	541,421,192
Liabilities
Due to custodian	92,589
Due upon return of securities on loan	2,839,250
Payable for:
Investments purchased	553,149
Capital shares purchased	220,495
Investment advisory fee	13,773
Administration fees	728
Trustees’ fees	239
Other expenses	175,596
Trustees’ deferred compensation plan	234,740
Total liabilities	4,130,559
Net assets applicable to outstanding capital stock	$537,290,633
Represented by
Paid in capital	394,014,128
Excess of distributions over net investment income	(2,655,293)
Accumulated net realized gain	27,129,396
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	118,798,961
Foreign currency translations	3,441
Total - representing net assets applicable to outstanding capital stock	$537,290,633
Shares outstanding	20,152,326
Net asset value per share	26.66
* Value of securities on loan	2,770,527
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Semiannual Report 2018

Statement of Operations
Six Months Ended June 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,304,428
Interest	677
Income from securities lending — net	145,075
Foreign taxes withheld	(711,869)
Total income	7,738,311
Expenses:
Investment advisory fee	2,677,210
Service fees	208,123
Administration fees	143,174
Trustees’ fees	28,420
Custodian fees	105,261
Printing and postage fees	101,164
Audit fees	52,177
Legal fees	45,030
Compensation of chief compliance officer	907
Other	20,000
Total expenses	3,381,466
Fees waived by transfer agent	(208,123)
Total net expenses	3,173,343
Net investment income	4,564,968
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	28,500,769
Foreign currency translations	(151,563)
Net realized gain	28,349,206
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(39,372,877)
Foreign currency translations	(11,777)
Net change in unrealized appreciation (depreciation)	(39,384,654)
Net realized and unrealized loss	(11,035,448)
Net decrease in net assets resulting from operations	$(6,470,480)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2018	15

Statement of Changes in Net Assets
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$4,564,968	$5,060,397
Net realized gain	28,349,206	64,149,569
Net change in unrealized appreciation (depreciation)	(39,384,654)	85,449,197
Net increase (decrease) in net assets resulting from operations	(6,470,480)	154,659,163
Distributions to shareholders
Net investment income	(10,078,520)	(6,572,360)
Net realized gains	(60,271,441)	(4,004,590)
Total distributions to shareholders	(70,349,961)	(10,576,950)
Increase (decrease) in net assets from capital stock activity	36,023,268	(60,789,221)
Total increase (decrease) in net assets	(40,797,173)	83,292,992
Net assets at beginning of period	578,087,806	494,794,814
Net assets at end of period	$537,290,633	$578,087,806
Undistributed (excess of distributions over) net investment income	$(2,655,293)	$2,858,259

	Six Months Ended		Year Ended
	June 30, 2018 (Unaudited)		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	145,271	4,478,960	501,656	13,324,413
Distributions reinvested	2,508,020	70,349,961	366,553	10,576,950
Redemptions	(1,242,819)	(38,805,653)	(3,058,127)	(84,690,584)
Total net increase (decrease)	1,410,472	36,023,268	(2,189,918)	(60,789,221)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Semiannual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$30.84	$23.64	$26.32	$29.07	$34.55	$31.19
Income from investment operations:
Net investment income	0.25	0.25	0.31	0.31	0.36	0.39
Net realized and unrealized gain (loss)	(0.46)	7.49	(0.56)	(0.09)	(1.56)	6.18
Total from investment operations	(0.21)	7.74	(0.25)	0.22	(1.20)	6.57
Less distributions to shareholders from:
Net investment income	(0.57)	(0.34)	(0.29)	(0.41)	(0.48)	(0.88)
Net realized gains	(3.40)	(0.20)	(2.14)	(2.57)	(3.80)	(2.33)
Total distributions to shareholders	(3.97)	(0.54)	(2.43)	(2.98)	(4.28)	(3.21)
Proceeds from regulatory settlements	—	—	—	0.01	—	—
Net asset value, end of period	$26.66	$30.84	$23.64	$26.32	$29.07	$34.55
Total return	(1.33)% (a)	32.91% (a)	(1.41)%	0.10% (b)	(4.40)%	22.37%
Ratios to average net assets
Total gross expenses(c)	1.18% (d)	1.16%	1.08% (e)	1.12%	1.05%	1.07%
Total net expenses(c)	1.11% (d)	1.12%	1.08% (e)	1.12%	1.05%	1.07%
Net investment income	1.59% (d)	0.92%	1.23%	1.11%	1.10%	1.19%
Supplemental data
Portfolio turnover	22%	55%	56%	53%	28%	44%
Net assets, end of period (in thousands)	$537,291	$578,088	$494,795	$586,629	$667,023	$784,977

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2018	17

Notes to Financial Statements
June 30, 2018 (Unaudited)
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
18	Wanger International | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2018, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2018:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$2,770,527	$—	$—	$—	$2,770,527
Gross amount of recognized liabilities for securities lending (collateral received)					2,839,250
Amounts due to counterparty in the event of default					$68,723
Wanger International | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2018:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	2,839,250
Total Liabilities	2,839,250
Total Financial and Derivative Net Assets	(2,839,250)
Financial Instruments	2,770,527
Net Amount (a)	(68,723)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
20	Wanger International | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the six months ended June 30, 2018, the annualized effective investment advisory fee rate was 0.93% of the Fund’s average daily net assets.
Wanger International | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2018, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the six months ended June 30, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $2,042,880 and $0, respectively.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
22	Wanger International | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Effective July 1, 2018 through June 30, 2019, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.03% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees. Prior to July 1, 2018, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.00% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
420,467,000	141,062,000	(22,263,000)	118,799,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2018, were $123,915,144 and $154,214,002, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the six months ended June 30, 2018.
Wanger International | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Note 7. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At June 30, 2018, one unaffiliated shareholder of record owned 18.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
24	Wanger International | Semiannual Report 2018

Notes to Financial Statements  (continued)
June 30, 2018 (Unaudited)
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Wanger International | Semiannual Report 2018	25

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger International (the "Fund). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") made available relevant information with respect to matters within the realm of its oversight responsibilities.
The materials reviewed by the Contract Committee and the Trustees included, among other items: (i) information on the investment performance of the Fund relative to an independently selected peer group of funds and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the size, education, experience and resources of CWAM’s investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Fund; (iv) turnover of investment management personnel; (v) the portfolio manager compensation framework; (vi) the allocation of the Fund’s brokerage, and the use of "soft" commission dollars to pay for research products and services; (vii) CWAM’s risk management program; (viii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (ix) CWAM’s and its affiliates’ conflicts of interest.
At a meeting held on June 12, 2018, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
26	Wanger International | Semiannual Report 2018

Board Consideration and Approval of Advisory
Agreement  (continued)
Nature, quality and extent of services
The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM’s compliance record.
The Trustees took into account the changes made by CWAM in the past year to improve Fund performance. This included but was not limited to: changes to the Fund’s portfolio composition, which began in 2015; the continued addition of more risk-based analyses into the portfolio management and construction process; an investment emphasis on more liquid stocks with more growth potential; and changes to the Fund’s portfolio managers and analyst.
The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Trustees reviewed information comparing the Fund’s performance with that of its benchmarks and with the performance of the universe of comparable funds as identified by independent consultant Broadridge Financial Solutions, Inc. (“Broadridge”). It was noted that Broadridge could not provide a peer group for the Fund because there were limited peer funds available. The Trustees therefore considered the universe performance and peer group information provided by Broadridge for Columbia Acorn International, which CWAM manages similarly to the Fund. The Trustees evaluated the performance and risk characteristics of the Fund over various time periods, including the one-, three- and five-year periods ended December 31, 2017, which showed that the Fund had outperformed the Broadridge universe and its primary benchmark for the one-year period but had underperformed for the three- and five-year periods. The Trustees also considered more recent Fund performance as of April 2018 in order to evaluate CWAM’s progress in improving Fund performance, which indicated that both universe and benchmark performance was satisfactory.
The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Trustees considered that CWAM’s Chief Investment Officer and Director of International Research had each reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge. The Trustees noted that the Fund’s net expenses and actual advisory fees were higher than its Broadridge peer group median. The Trustees also considered that the Fund’s advisory fees were generally comparable to Columbia Acorn International’s advisory fees at the same asset levels.
Wanger International | Semiannual Report 2018	27

Board Consideration and Approval of Advisory
Agreement  (continued)
The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies as a sub-adviser, and other institutional separate accounts that had investment strategies similar to the Fund, as detailed in materials provided to the Contract Committee by CWAM. The Trustees determined that the Fund’s advisory fees were somewhat higher than CWAM’s sub-advisory and institutional separate account fees. The Trustees considered the information provided by CWAM regarding its performance of significant additional services for the Fund that it did not provide to sub-advisory and non-mutual fund clients, including administrative and fund accounting services, oversight of the Fund’s other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumed many legal and business risks that it did not assume in servicing many of its non-fund clients.
The Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM’s profitability in light of the resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Trustees determined that CWAM’s use of the Fund’s "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
28	Wanger International | Semiannual Report 2018

Board Consideration and Approval of Advisory
Agreement  (continued)
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 12, 2018, the Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2019.
Wanger International | Semiannual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
30	Wanger International | Semiannual Report 2018

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Eric A. Feldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
P. Zachary Egan, President
Alan G. Berkshire, Vice President
Michael G. Clarke, Assistant Treasurer
David L. Frank, Vice President
Paul B. Goucher, Assistant Secretary
Tae Han (Simon) Kim, Vice President
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Ryan C. Larrenaga, Assistant Secretary
Matthew A. Litfin, Vice President
Satoshi Matsunaga, Vice President
Thomas P. McGuire, Chief Compliance Officer
Louis J. Mendes, Vice President
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Richard Watson, Vice President
Linda K. Roth-Wiszowaty, Secretary
Charles Young, Vice President
Wanger International | Semiannual Report 2018	31

Wanger International
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1460 AM (8/18)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Alan Berkshire
Alan Berkshire, President and Principal Executive Officer

Date	August 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Alan Berkshire
Alan Berkshire, President and Principal Executive Officer

Date	August 17, 2018

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date	August 17, 2018